                                  EXHIBIT 99.3

      [GRAPHIC
       OMITTED]
      Equity One
=======================
a Popular, Inc. Company




                                EQUITY ONE 2004-4

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

      [GRAPHIC                                                    [GRAPHIC
       OMITTED]                                                    OMITTED]
      Equity One                                                    FBR(R)
=======================
a Popular, Inc. Company



                                    EQUITY ONE 2004-4

                                          Group I
                                           Excess
                                          Interest

            0   29-Sep-04
            1   25-Oct-04                  3.74232
            2   25-Nov-04                  3.70880
            3   25-Dec-04                  3.66922
            4   25-Jan-05                  3.56794
            5   25-Feb-05                  3.52156
            6   25-Mar-05                  3.53243
            7   25-Apr-05                  3.44061
            8   25-May-05                  3.42426
            9   25-Jun-05                  3.36029
           10   25-Jul-05                  3.37241
           11   25-Aug-05                  3.28831
           12   25-Sep-05                  3.29425
           13   25-Oct-05                  3.34645
           14   25-Nov-05                  3.29496
           15   25-Dec-05                  3.32220
           16   25-Jan-06                  3.27307
           17   25-Feb-06                  3.26242
           18   25-Mar-06                  3.35721
           19   25-Apr-06                  3.25112
           20   25-May-06                  3.28058
           21   25-Jun-06                  3.25028
           22   25-Jul-06                  3.28282
           23   25-Aug-06                  3.26013
           24   25-Sep-06                  3.26771
           25   25-Oct-06                  3.32164
           26   25-Nov-06                  3.30757
           27   25-Dec-06                  3.34209
           28   25-Jan-07                  3.33308
           29   25-Feb-07                  3.34996
           30   25-Mar-07                  3.42613
           31   25-Apr-07                  3.38951
           32   25-May-07                  3.43056
           33   25-Jun-07                  3.44054
           34   25-Jul-07                  3.48270
           35   25-Aug-07                  3.50075
           36   25-Sep-07                  3.53393
           37   25-Oct-07                  3.58442
           38   25-Nov-07                  3.61347
           39   25-Dec-07                  3.65658

           40   25-Jan-08                  3.69319
           41   25-Feb-08                  3.73620
           42   25-Mar-08                  3.78436
           43   25-Apr-08                  3.83457
           44   25-May-08                  3.88581
           45   25-Jun-08                  3.93809
           46   25-Jul-08                  3.99145
           47   25-Aug-08                  4.04590
           48   25-Sep-08                  4.10146
           49   25-Oct-08                  4.15817
           50   25-Nov-08                  4.21604
           51   25-Dec-08                  4.27509
           52   25-Jan-09                  4.33536
           53   25-Feb-09                  4.39687
           54   25-Mar-09                  4.45963
           55   25-Apr-09                  4.52369
           56   25-May-09                  4.58907
           57   25-Jun-09                  4.65902
           58   25-Jul-09                  4.73884
           59   25-Aug-09                  4.82024
           60   25-Sep-09                  4.90322
           61   25-Oct-09                  4.98781
           62   25-Nov-09                  5.07204
           63   25-Dec-09                  5.15793
           64   25-Jan-10                  5.24551
           65   25-Feb-10                  5.33479
           66   25-Mar-10                  5.42579
           67   25-Apr-10                  5.51854
           68   25-May-10                  5.61304
           69   25-Jun-10                  5.70929
           70   25-Jul-10                  5.80725
           71   25-Aug-10                  5.90684
           72   25-Sep-10                  6.00787


ASSUMPTIONS
Forward Libor
Triggers set to fail
Prepayments at pricing speed
Run to maturity



DISCLAIMER
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.
The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

      [GRAPHIC                                                    [GRAPHIC
       OMITTED]                                                    OMITTED]
      Equity One                                                     FBR(R)
=======================
a Popular, Inc. Company







                                    EQUITY ONE 2004-4

                                            Group I              Group I             Class AF1
                                          Net WAC Cap          Net WAC Cap       Effective Net WAC
                                         (fixed bonds)      (floating bonds)            Cap
            0       29-Sep-04
            1       25-Oct-04                6.11%                7.04%                7.04%
            2       25-Nov-04                6.11%                5.91%                5.91%
            3       25-Dec-04                6.11%                6.11%                6.11%
            4       25-Jan-05                6.11%                5.91%                5.91%
            5       25-Feb-05                6.11%                5.91%                5.91%
            6       25-Mar-05                6.11%                6.54%                6.54%
            7       25-Apr-05                6.11%                5.91%                5.91%
            8       25-May-05                6.11%                6.11%                6.11%
            9       25-Jun-05                6.11%                5.91%                5.91%
           10       25-Jul-05                6.11%                6.11%                6.11%
           11       25-Aug-05                6.11%                5.91%                5.91%
           12       25-Sep-05                6.11%                5.91%                5.91%
           13       25-Oct-05                6.11%                6.11%                6.11%
           14       25-Nov-05                6.11%                5.91%                5.91%
           15       25-Dec-05                6.11%                6.11%                6.11%
           16       25-Jan-06                6.11%                5.91%                5.91%
           17       25-Feb-06                6.11%                5.91%                5.91%
           18       25-Mar-06                6.11%                6.54%                6.54%
           19       25-Apr-06                6.11%                5.91%                5.91%
           20       25-May-06                6.11%                6.11%                6.11%
           21       25-Jun-06                6.11%                5.91%                5.93%
           22       25-Jul-06                6.11%                6.11%                6.16%
           23       25-Aug-06                6.11%                5.91%                5.99%
           24       25-Sep-06                6.11%                5.91%                6.03%
           25       25-Oct-06                6.11%                6.11%                6.20%
           26       25-Nov-06                6.11%                5.91%                6.01%
           27       25-Dec-06                6.11%                6.11%                6.21%
           28       25-Jan-07                6.11%                5.91%                6.04%
           29       25-Feb-07                6.11%                5.91%                6.06%
           30       25-Mar-07                6.11%                6.54%                6.72%
           31       25-Apr-07                6.11%                5.91%                6.12%
           32       25-May-07                6.11%                6.11%                6.38%
           33       25-Jun-07                6.11%                5.91%                6.24%
           34       25-Jul-07                6.11%                6.11%                6.50%
           35       25-Aug-07                6.11%                5.91%                6.36%
           36       25-Sep-07                6.11%                5.91%                6.41%
           37       25-Oct-07                6.11%                6.11%                6.53%
           38       25-Nov-07                6.11%                5.91%                6.54%
           39       25-Dec-07                6.11%                6.11%                7.01%
           40       25-Jan-08                6.11%                5.91%                7.43%



           41       25-Feb-08                6.11%                5.91%                13.08%
           42       25-Mar-08                6.11%                6.32%                6.32%
           43       25-Apr-08                6.11%                5.91%                5.91%
           44       25-May-08                6.11%                6.11%                6.11%
           45       25-Jun-08                6.11%                5.91%                5.91%
           46       25-Jul-08                6.11%                6.11%                6.11%
           47       25-Aug-08                6.11%                5.91%                5.91%
           48       25-Sep-08                6.11%                5.91%                5.91%
           49       25-Oct-08                6.11%                6.11%                6.11%
           50       25-Nov-08                6.11%                5.91%                5.91%
           51       25-Dec-08                6.11%                6.11%                6.11%
           52       25-Jan-09                6.11%                5.91%                5.91%
           53       25-Feb-09                6.11%                5.91%                5.91%
           54       25-Mar-09                6.11%                6.54%                6.54%
           55       25-Apr-09                6.11%                5.91%                5.91%
           56       25-May-09                6.11%                6.11%                6.11%
           57       25-Jun-09                6.11%                5.91%                5.91%
           58       25-Jul-09                6.11%                6.11%                6.11%
           59       25-Aug-09                6.11%                5.91%                5.91%
           60       25-Sep-09                6.11%                5.91%                5.91%
           61       25-Oct-09                6.11%                6.11%                6.11%
           62       25-Nov-09                6.11%                5.91%                5.91%
           63       25-Dec-09                6.11%                6.11%                6.11%
           64       25-Jan-10                6.11%                5.91%                5.91%
           65       25-Feb-10                6.11%                5.91%                5.91%
           66       25-Mar-10                6.11%                6.54%                6.54%
           67       25-Apr-10                6.11%                5.91%                5.91%
           68       25-May-10                6.11%                6.11%                6.11%
           69       25-Jun-10                6.11%                5.91%                5.91%
           70       25-Jul-10                6.11%                6.11%                6.11%
           71       25-Aug-10                6.11%                5.91%                5.91%
           72       25-Sep-10                6.11%                5.91%                5.91%
           73       25-Oct-10                6.11%                6.11%                6.11%
           74       25-Nov-10                6.11%                5.91%                5.91%
           75       25-Dec-10                6.11%                6.11%                6.11%
           76       25-Jan-11                6.11%                5.91%                5.91%
           77       25-Feb-11                6.11%                5.91%                5.91%
           78       25-Mar-11                6.10%                6.54%                6.54%
           79       25-Apr-11                6.10%                5.90%                5.90%
           80       25-May-11                6.10%                6.10%                6.10%
           81       25-Jun-11                6.10%                5.90%                5.90%
           82       25-Jul-11                6.10%                6.10%                6.10%
           83       25-Aug-11                6.10%                5.90%                5.90%
           84       25-Sep-11                6.10%                5.90%                5.90%
           85       25-Oct-11                6.10%                6.10%                6.10%
           86       25-Nov-11                6.10%                5.90%                5.90%
           87       25-Dec-11                6.10%                6.10%                6.10%
           88       25-Jan-12                6.10%                5.90%                5.90%
           89       25-Feb-12                6.10%                5.90%                5.90%
           90       25-Mar-12                6.10%                6.31%                6.31%
           91       25-Apr-12                6.10%                5.90%                5.90%
           92       25-May-12                6.10%                6.10%                6.10%


           93       25-Jun-12                6.10%                5.90%                5.90%
           94       25-Jul-12                6.10%                6.10%                6.10%
           95       25-Aug-12                6.10%                5.90%                5.90%
           96       25-Sep-12                6.10%                5.90%                5.90%
           97       25-Oct-12                6.10%                6.10%                6.10%
           98       25-Nov-12                6.10%                5.90%                5.90%
           99       25-Dec-12                6.10%                6.10%                6.10%
          100       25-Jan-13                6.10%                5.90%                5.90%
          101       25-Feb-13                6.10%                5.90%                5.90%
          102       25-Mar-13                6.10%                6.54%                6.54%
          103       25-Apr-13                6.10%                5.90%                5.90%
          104       25-May-13                6.10%                6.10%                6.10%
          105       25-Jun-13                6.10%                5.90%                5.90%
          106       25-Jul-13                6.10%                6.10%                6.10%
          107       25-Aug-13                6.10%                5.90%                5.90%
          108       25-Sep-13                6.10%                5.90%                5.90%
          109       25-Oct-13                6.10%                6.10%                6.10%
          110       25-Nov-13                6.10%                5.90%                5.90%
          111       25-Dec-13                6.10%                6.10%                6.10%
          112       25-Jan-14                6.10%                5.90%                5.90%
          113       25-Feb-14                6.10%                5.90%                5.90%
          114       25-Mar-14                6.10%                6.54%                6.54%
          115       25-Apr-14                6.10%                5.90%                5.90%
          116       25-May-14                6.10%                6.10%                6.10%
          117       25-Jun-14                6.09%                5.89%                5.89%
          118       25-Jul-14                6.09%                6.09%                6.09%
          119       25-Aug-14                6.09%                5.89%                5.89%
          120       25-Sep-14                6.09%                5.89%                5.89%
          121       25-Oct-14                6.09%                6.09%                6.09%
          122       25-Nov-14                6.09%                5.89%                5.89%
          123       25-Dec-14                6.09%                6.09%                6.09%
          124       25-Jan-15                6.09%                5.89%                5.89%
          125       25-Feb-15                6.09%                5.89%                5.89%
          126       25-Mar-15                6.09%                6.52%                6.52%
          127       25-Apr-15                6.09%                5.89%                5.89%
          128       25-May-15                6.09%                6.09%                6.09%
          129       25-Jun-15                6.09%                5.89%                5.89%
          130       25-Jul-15                6.09%                6.09%                6.09%
          131       25-Aug-15                6.09%                5.89%                5.89%
          132       25-Sep-15                6.09%                5.89%                5.89%
          133       25-Oct-15                6.09%                6.09%                6.09%
          134       25-Nov-15                6.09%                5.89%                5.89%
          135       25-Dec-15                6.09%                6.09%                6.09%
          136       25-Jan-16                6.09%                5.89%                5.89%
          137       25-Feb-16                6.09%                5.89%                5.89%
          138       25-Mar-16                6.09%                6.30%                6.30%
          139       25-Apr-16                6.09%                5.89%                5.89%
          140       25-May-16                6.09%                6.09%                6.09%
          141       25-Jun-16                6.09%                5.89%                5.89%
          142       25-Jul-16                6.09%                6.09%                6.09%
          143       25-Aug-16                6.09%                5.89%                5.89%
          144       25-Sep-16                6.09%                5.89%                5.89%


          145       25-Oct-16                6.09%                6.09%                6.09%
          146       25-Nov-16                6.09%                5.89%                5.89%
          147       25-Dec-16                6.09%                6.09%                6.09%
          148       25-Jan-17                6.09%                5.89%                5.89%
          149       25-Feb-17                6.09%                5.89%                5.89%
          150       25-Mar-17                6.09%                6.52%                6.52%
          151       25-Apr-17                6.09%                5.89%                5.89%
          152       25-May-17                6.09%                6.09%                6.09%
          153       25-Jun-17                6.09%                5.89%                5.89%
          154       25-Jul-17                6.09%                6.09%                6.09%
          155       25-Aug-17                6.09%                5.89%                5.89%
          156       25-Sep-17                6.09%                5.89%                5.89%
          157       25-Oct-17                6.09%                6.09%                6.09%
          158       25-Nov-17                6.09%                5.89%                5.89%
          159       25-Dec-17                6.09%                6.09%                6.09%
          160       25-Jan-18                6.09%                5.89%                5.89%
          161       25-Feb-18                6.09%                5.89%                5.89%
          162       25-Mar-18                6.09%                6.52%                6.52%
          163       25-Apr-18                6.09%                5.89%                5.89%
          164       25-May-18                6.09%                6.09%                6.09%
          165       25-Jun-18                6.09%                5.89%                5.89%
          166       25-Jul-18                6.09%                6.09%                6.09%
          167       25-Aug-18                6.09%                5.89%                5.89%
          168       25-Sep-18                6.09%                5.89%                5.89%
          169       25-Oct-18                6.09%                6.09%                6.09%
          170       25-Nov-18                6.09%                5.89%                5.89%
          171       25-Dec-18                6.09%                6.09%                6.09%
          172       25-Jan-19                6.09%                5.89%                5.89%
          173       25-Feb-19                6.09%                5.89%                5.89%
          174       25-Mar-19                6.09%                6.52%                6.52%
          175       25-Apr-19                6.09%                5.89%                5.89%
          176       25-May-19                6.09%                6.09%                6.09%
          177       25-Jun-19                6.09%                5.89%                5.89%
          178       25-Jul-19                6.09%                6.09%                6.09%
          179       25-Aug-19                6.09%                5.89%                5.89%
          180       25-Sep-19                6.09%                5.89%                5.89%
          181       25-Oct-19                6.09%                6.09%                6.09%
          182       25-Nov-19                6.09%                5.89%                5.89%
          183       25-Dec-19                6.09%                6.09%                6.09%
          184       25-Jan-20                6.09%                5.89%                5.89%
          185       25-Feb-20                6.09%                5.89%                5.89%
          186       25-Mar-20                6.09%                6.30%                6.30%
          187       25-Apr-20                6.09%                5.89%                5.89%
          188       25-May-20                6.09%                6.09%                6.09%
          189       25-Jun-20                6.09%                5.89%                5.89%
          190       25-Jul-20                6.09%                6.09%                6.09%
          191       25-Aug-20                6.09%                5.89%                5.89%
          192       25-Sep-20                6.09%                5.89%                5.89%
          193       25-Oct-20                6.09%                6.09%                6.09%
          194       25-Nov-20                6.09%                5.89%                5.89%
          195       25-Dec-20                6.09%                6.09%                6.09%
          196       25-Jan-21                6.09%                5.89%                5.89%


          197       25-Feb-21                6.09%                5.89%                5.89%
          198       25-Mar-21                6.09%                6.52%                6.52%
          199       25-Apr-21                6.09%                5.89%                5.89%
          200       25-May-21                6.09%                6.09%                6.09%
          201       25-Jun-21                6.09%                5.89%                5.89%
          202       25-Jul-21                6.09%                6.09%                6.09%
          203       25-Aug-21                6.09%                5.89%                5.89%
          204       25-Sep-21                6.09%                5.89%                5.89%
          205       25-Oct-21                6.09%                6.09%                6.09%
          206       25-Nov-21                6.09%                5.89%                5.89%
          207       25-Dec-21                6.09%                6.09%                6.09%
          208       25-Jan-22                6.09%                5.89%                5.89%
          209       25-Feb-22                6.09%                5.89%                5.89%
          210       25-Mar-22                6.09%                6.52%                6.52%
          211       25-Apr-22                6.09%                5.89%                5.89%
          212       25-May-22                6.09%                6.09%                6.09%
          213       25-Jun-22                6.09%                5.89%                5.89%
          214       25-Jul-22                6.09%                6.09%                6.09%
          215       25-Aug-22                6.09%                5.89%                5.89%
          216       25-Sep-22                6.09%                5.89%                5.89%
          217       25-Oct-22                6.09%                6.09%                6.09%
          218       25-Nov-22                6.09%                5.89%                5.89%
          219       25-Dec-22                6.09%                6.09%                6.09%
          220       25-Jan-23                6.09%                5.89%                5.89%
          221       25-Feb-23                6.09%                5.89%                5.89%
          222       25-Mar-23                6.09%                6.52%                6.52%
          223       25-Apr-23                6.09%                5.89%                5.89%
          224       25-May-23                6.09%                6.09%                6.09%
          225       25-Jun-23                6.09%                5.89%                5.89%
          226       25-Jul-23                6.09%                6.09%                6.09%
          227       25-Aug-23                6.09%                5.89%                5.89%
          228       25-Sep-23                6.09%                5.89%                5.89%
          229       25-Oct-23                6.09%                6.09%                6.09%
          230       25-Nov-23                6.09%                5.89%                5.89%
          231       25-Dec-23                6.09%                6.09%                6.09%
          232       25-Jan-24                6.09%                5.89%                5.89%
          233       25-Feb-24                6.09%                5.89%                5.89%
          234       25-Mar-24                6.09%                6.30%                6.30%
          235       25-Apr-24                6.09%                5.89%                5.89%
          236       25-May-24                6.09%                6.09%                6.09%
          237       25-Jun-24                6.09%                5.89%                5.89%
          238       25-Jul-24                6.09%                6.09%                6.09%
          239       25-Aug-24                6.09%                5.89%                5.89%
          240       25-Sep-24                6.09%                5.89%                5.89%
          241       25-Oct-24                6.09%                6.09%                6.09%
          242       25-Nov-24                6.09%                5.89%                5.89%
          243       25-Dec-24                6.09%                6.09%                6.09%
          244       25-Jan-25                6.09%                5.89%                5.89%
          245       25-Feb-25                6.09%                5.89%                5.89%
          246       25-Mar-25                6.09%                6.52%                6.52%
          247       25-Apr-25                6.09%                5.89%                5.89%
          248       25-May-25                6.09%                6.09%                6.09%


          249       25-Jun-25                6.09%                5.89%                5.89%
          250       25-Jul-25                6.09%                6.09%                6.09%
          251       25-Aug-25                6.09%                5.89%                5.89%
          252       25-Sep-25                6.09%                5.89%                5.89%
          253       25-Oct-25                6.09%                6.09%                6.09%
          254       25-Nov-25                6.09%                5.89%                5.89%
          255       25-Dec-25                6.09%                6.09%                6.09%
          256       25-Jan-26                6.09%                5.89%                5.89%
          257       25-Feb-26                6.09%                5.89%                5.89%
          258       25-Mar-26                6.09%                6.52%                6.52%
          259       25-Apr-26                6.09%                5.89%                5.89%
          260       25-May-26                6.09%                6.09%                6.09%
          261       25-Jun-26                6.09%                5.89%                5.89%
          262       25-Jul-26                6.09%                6.09%                6.09%
          263       25-Aug-26                6.09%                5.89%                5.89%
          264       25-Sep-26                6.09%                5.89%                5.89%
          265       25-Oct-26                6.09%                6.09%                6.09%
          266       25-Nov-26                6.09%                5.89%                5.89%
          267       25-Dec-26                6.09%                6.09%                6.09%
          268       25-Jan-27                6.09%                5.89%                5.89%
          269       25-Feb-27                6.09%                5.89%                5.89%
          270       25-Mar-27                6.09%                6.52%                6.52%
          271       25-Apr-27                6.09%                5.89%                5.89%
          272       25-May-27                6.09%                6.09%                6.09%
          273       25-Jun-27                6.09%                5.89%                5.89%
          274       25-Jul-27                6.09%                6.09%                6.09%
          275       25-Aug-27                6.09%                5.89%                5.89%
          276       25-Sep-27                6.09%                5.89%                5.89%
          277       25-Oct-27                6.09%                6.09%                6.09%
          278       25-Nov-27                6.09%                5.89%                5.89%
          279       25-Dec-27                6.09%                6.09%                6.09%
          280       25-Jan-28                6.09%                5.89%                5.89%
          281       25-Feb-28                6.09%                5.89%                5.89%
          282       25-Mar-28                6.09%                6.30%                6.30%
          283       25-Apr-28                6.09%                5.89%                5.89%
          284       25-May-28                6.09%                6.09%                6.09%
          285       25-Jun-28                6.09%                5.89%                5.89%
          286       25-Jul-28                6.09%                6.09%                6.09%
          287       25-Aug-28                6.09%                5.89%                5.89%
          288       25-Sep-28                6.09%                5.89%                5.89%
          289       25-Oct-28                6.09%                6.09%                6.09%
          290       25-Nov-28                6.09%                5.89%                5.89%
          291       25-Dec-28                6.09%                6.09%                6.09%
          292       25-Jan-29                6.09%                5.89%                5.89%
          293       25-Feb-29                6.09%                5.89%                5.89%
          294       25-Mar-29                6.09%                6.52%                6.52%
          295       25-Apr-29                6.09%                5.89%                5.89%
          296       25-May-29                6.09%                6.09%                6.09%
          297       25-Jun-29                6.09%                5.89%                5.89%
          298       25-Jul-29                6.09%                6.09%                6.09%
          299       25-Aug-29                6.09%                5.89%                5.89%
          300       25-Sep-29                6.09%                5.89%                5.89%


          301       25-Oct-29                6.09%                6.09%                6.09%
          302       25-Nov-29                6.09%                5.89%                5.89%
          303       25-Dec-29                6.09%                6.09%                6.09%
          304       25-Jan-30                6.09%                5.89%                5.89%
          305       25-Feb-30                6.09%                5.89%                5.89%
          306       25-Mar-30                6.09%                6.52%                6.52%
          307       25-Apr-30                6.08%                5.89%                5.89%
          308       25-May-30                6.08%                6.08%                6.08%
          309       25-Jun-30                6.08%                5.89%                5.89%
          310       25-Jul-30                6.08%                6.08%                6.08%
          311       25-Aug-30                6.08%                5.89%                5.89%
          312       25-Sep-30                6.08%                5.89%                5.89%
          313       25-Oct-30                6.08%                6.08%                6.08%
          314       25-Nov-30                6.08%                5.89%                5.89%
          315       25-Dec-30                6.08%                6.08%                6.08%
          316       25-Jan-31                6.08%                5.89%                5.89%
          317       25-Feb-31                6.08%                5.89%                5.89%
          318       25-Mar-31                6.08%                6.52%                6.52%
          319       25-Apr-31                6.08%                5.89%                5.89%
          320       25-May-31                6.08%                6.08%                6.08%
          321       25-Jun-31                6.08%                5.88%                5.88%
          322       25-Jul-31                6.08%                6.08%                6.08%
          323       25-Aug-31                6.08%                5.88%                5.88%
          324       25-Sep-31                6.08%                5.88%                5.88%
          325       25-Oct-31                6.08%                6.08%                6.08%
          326       25-Nov-31                6.08%                5.88%                5.88%
          327       25-Dec-31                6.08%                6.08%                6.08%
          328       25-Jan-32                6.08%                5.88%                5.88%
          329       25-Feb-32                6.08%                5.88%                5.88%
          330       25-Mar-32                6.07%                6.28%                6.28%
          331       25-Apr-32                6.07%                5.88%                5.88%
          332       25-May-32                6.07%                6.07%                6.07%
          333       25-Jun-32                6.07%                5.87%                5.87%
          334       25-Jul-32                6.07%                6.07%                6.07%
          335       25-Aug-32                6.07%                5.87%                5.87%
          336       25-Sep-32                6.06%                5.87%                5.87%
          337       25-Oct-32                6.06%                6.06%                6.06%
          338       25-Nov-32                6.06%                5.86%                5.86%
          339       25-Dec-32                6.05%                6.05%                6.05%
          340       25-Jan-33                6.04%                5.85%                5.85%
          341       25-Feb-33                6.04%                5.85%                5.85%
          342       25-Mar-33                6.04%                6.47%                6.47%
          343       25-Apr-33                6.04%                5.85%                5.85%
          344       25-May-33                6.04%                6.04%                6.04%
          345       25-Jun-33                6.04%                5.84%                5.84%
          346       25-Jul-33                6.03%                6.03%                6.03%
          347       25-Aug-33                6.01%                5.82%                5.82%
          348       25-Sep-33                5.99%                5.80%                5.80%
          349       25-Oct-33                6.04%                6.04%                6.04%
          350       25-Nov-33                6.00%                5.80%                5.80%
          351       25-Dec-33                5.97%                5.97%                5.97%
          352       25-Jan-34                5.98%                5.79%                5.79%
          353       25-Feb-34                6.08%                5.88%                5.88%
          354       25-Mar-34                6.17%                6.62%                6.62%


ASSUMPTIONS
Forward Libor
Triggers set to fail
Prepayments at pricing speed
Run to maturity



DISCLAIMER
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.
The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

      [GRAPHIC                                                    [GRAPHIC
       OMITTED]                                                    OMITTED]
      Equity One                                                    FBR(R)
=======================
a Popular, Inc. Company






                          EQUITY ONE 2004-4

                           Breakeven Losses
------------------------------------------------------------------
                                   Cumulative
     Class        Break CDR(1)     Losses(2)           WAL
------------------------------------------------------------------
      AF5            18.07           22.69%           3.62
      AF6            18.07           22.69%           5.38
------------------------------------------------------------------



(1) The "Break CDR" is the highest CDR a Class can withstand before losing a single dollar of principal

(2)  As a percentage of the Cut-Off Date balance of the Mortgage Loans


ASSUMPTIONS
Forward Libor
Triggers set to pass
Prepayments at pricing speed
Run to maturity
12 month lag
50% severity


DISCLAIMER
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.
The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.